Exhibit 99.2
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                                  Citizens Utilities Company and Subsidiaries
                                          Consolidated Financial Data
                                                  (unaudited)

                                                  For the quarter ended                For the year ended
                                                       December 31,                       December 31,
                                                 -----------------------              ---------------------
                                                                           %                                 %
(Amounts in thousands - except per-share amounts)   1999        1998     Change        1999       1998     Change
                                                 --------------------------------  -------------------------------
Income Statement Data
Continuing operations  (1)
  Revenues                                     $   277,215  $   247,483     12%  $  1,087,428  $  932,858     17%
  Network access                                    24,482       31,350    -22%       111,419     105,003      6%
  Depreciation and amortization                     71,298       49,715     43%       257,574     198,658     30%
  Other operating expenses                         162,609      150,639      8%       653,242     546,134     20%
  Operating income                                  18,826       15,779     19%        65,193      83,063    -22%
  Special items  (2)                               (53,857)        (430)              (57,125)     (1,419)
  Operating income (loss) including special
   items                                           (35,031)      15,349   -328%         8,068      81,644    -90%
  Investment and other income                          463       11,200    -96%        22,513      37,197    -39%
  Minority interest                                  6,240        4,712     32%        23,227      14,032     66%
  Interest expense                                  25,739       17,276     49%        86,972      67,944     28%
  Special items  (3)                               151,589      (31,905)              221,088     (34,239)
  Income taxes                                      34,601       (3,154)  1197%        64,587       3,948   1536%
  Convertible preferred dividends                    1,553        1,553      0%         6,210       6,210      0%
  Income (loss) from continuing operations          61,368      (16,319)   476%       117,127      20,532    470%
Income from discontinued operations, net of tax      8,832       17,677    -50%        27,359      36,528    -25%
Net income                                          70,200        1,358   5069%       144,486      57,060    153%

EBITDA and Capital Expenditure Data
EBITDA from continuing operations  (4)         $    90,587  $    76,694     18%  $    345,280  $  318,918      8%
EBITDA from discontinued operations  (4)            42,681       42,217      1%       153,375     159,053     -4%
Total Company EBITDA (4)                           133,268      118,911     12%       498,655     477,971      4%
Capital expenditures from continuing
 operations (5)                                    108,246      136,917    -21%       419,612     426,576     -2%
Capital expenditures from discontinued
 operations                                         52,839       44,759     18%       135,804      95,456     42%
Total Company capital expenditures (5)             161,085      181,676    -11%       555,416     522,032      6%

Select Balance Sheet Data
Cash and investments                           $   628,527  $   496,068     27%  $    628,527  $  496,068     27%
Total assets                                     5,771,745    5,292,932      9%     5,771,745   5,292,932      9%
Net plant (continuing operations)                2,888,718    2,705,087      7%     2,888,718   2,705,087      7%
Long-term debt (continuing operations)           2,107,460    1,775,338     19%     2,107,460   1,775,338     19%
Equity  (6)                                      2,121,185    1,994,021      6%     2,121,185   1,994,021      6%
Shares of common stock outstanding                 262,076      259,149      1%       262,076     259,149      1%
Weighted average shares outstanding                261,448      259,679      1%       260,613     258,879      1%

Per-Share Data
Basic net income per share of common stock     $      0.27  $      0.01   2600%  $       0.55  $     0.22    150%
EBITDA per share from continuing
 operations (4)                                       0.35         0.30     17%          1.32        1.23      7%
EBITDA per share from discontinued
 operations (4)                                       0.16         0.16      0%          0.59        0.62     -5%
Total Company EBITDA per share (4)                    0.51         0.46     11%          1.91        1.85      3%
Book value per share                                  7.37         6.93      6%          7.37        6.93      6%

Other Financial Data
Long-term debt to long-term debt and equity            50%          47%                   50%          47%
Common equity market capitalization
 (in billions)                                 $       3.7  $       2.1          $        3.7  $      2.1
Equity market capitalization
 (in billions)  (6)                                    4.0          2.3                   4.0         2.3
Market capitalization (in billions)  (7)               6.0          4.2                   6.0         4.2

(1) The  Company's  Telecommunications  and  CLEC  (Competitive  Local  Exchange Carrier) businesses. The Company is reporting its
    Public Services businesses as discontinued operations.
(2) For 1999, special items include asset impairment charges, accelerated depreciation related to the change in useful life of an  operating  system, costs associated  with an executive retirement agreement, restructuring charges, pre-acquisition integration costs and separation costs. For 1998, special items include separation costs.
(3) For 1999, special items include a gain of $69.5 million  ($42.9 million net of tax) on the sale of Centennial Cellular stock, a gain of $67.6 million ($41.7 million  net of tax) on the disposition of Century Communications Corp. stock and a gain of
    $83.9 million ($51.8 million net of tax) on the disposition of an interest in a cable joint venture (the Century
    Communications Corp. and cable joint venture gains  occurred in the fourth quarter).  For 1998, special items include the write down of the Company's investment in HTCC and the cumulative  effect  of a change  in  accounting principle for ELI.
(4) EBITDA is operating income plus depreciation plus investment and other income, all excluding special items.
(5) Excludes non-cash capital lease additions (ELI) of $60 million in 1999.
(6) Includes convertible preferred securities.
(7) Equity market capitalization plus market value of long-term debt.
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                   Citizens Utilities Company and Subsidiaries
                    Financial and Operating Data by Service

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                                                      For the quarter ended                 For the year ended
                                                          December 31,                         December 31,
                                                   ---------------------------          -------------------------------
                                                                              %                                       %
(Dollars in thousands, except operating data)         1999         1998     Change        1999            1998      Change
                                                   ------------------------------       ----------------------------------
Citizens Telecommunications

Select Income Statement Data
Revenues
Network access services                         $   122,024   $   116,686     5%     $   503,365    $    432,018     17%
Local network services                               73,457        67,486     9%         287,616         262,239     10%
Long distance and data services                      18,082        21,962   -18%          76,495          96,584    -21%
Directory services                                    8,499         7,934     7%          33,449          31,691      6%
Other                                                14,619         9,816    49%          48,343          44,914      8%
Eliminations (1)                                    (12,959)       (9,321)  -39%         (46,031)        (32,407)   -42%
Total revenues                                      223,722       214,563     4%         903,237         835,039      8%
Network access                                       21,741        21,899    -1%          80,320          89,514    -10%
Depreciation and amortization                        59,960        44,467    35%         221,285         181,656     22%
Other operating expenses                            116,611       117,438    -1%         491,300         440,351     12%
Eliminations (1)                                    (13,561)      (10,117)  -34%         (48,848)        (35,468)   -38%
Operating income                                     38,971        40,876    -5%         159,180         158,986      0%
Special items (2)                                   (52,738)         (430)               (55,453)         (1,419)
Operating income/(loss) including special items     (13,767)       40,446  -134%         103,727         157,567    -34%

EBITDA and Capital Expenditure Data
EBITDA (3)                                      $    98,931   $    85,343    16%     $   380,465    $    340,642     12%
Capital expenditures                                 70,912        69,945     1%         227,176         201,453     13%
Free cash flow (4)                                   28,019        15,398    82%         153,289         139,189     10%

Select Balance Sheet Data
Total assets                                    $ 2,422,572   $ 2,438,978    -1%     $ 2,422,572    $  2,438,978     -1%
Net plant                                         2,106,299     2,122,858    -1%       2,106,299       2,122,858     -1%

Operating Data
Access lines                                    $   996,757   $   951,513     5%     $   996,757    $    951,513      5%
Revenue per access line                                 224           225     0%             906             878      3%
Switched access minutes of use (in millions)          1,372         1,131    21%           5,224           4,526     15%
Employees                                             3,634         3,562     2%           3,634           3,562      2%
Citizens' long distance minutes of use
              (in millions)  - in territory             131           119    10%             519             483      7%
                             - out of territory           4            35   -89%              51             221    -77%
                             - total                    135           154   -12%             570             704    -19%
Citizens' long distance customers
                             - in territory         239,037       230,871     4%         239,037         230,871      4%
                             - out of territory       1,722         8,101   -79%           1,722           8,101    -79%
                             - total                240,759       238,972     1%         240,759         238,972      1%
Citizens' long distance in-territory market share        24%           24%                    24%             24%

(1) Eliminations represent activities between the Company's local exchange operations and its long-distance and competitive local exchange operations.
(2) For 1999, special items include asset impairment charges, accelerated depreciation related to the change in useful life of an operating system, costs associated with an executive retirement agreement, restructuring charges, pre-acquisition integration costs and separation costs.
    For 1998, special items include separation costs.
(3) Operating income excluding special items plus depreciation.
(4) EBITDA less capital expenditures.
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                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                    For the quarter ended                  For the year ended
                                                         December 31,                         December 31,
                                                   -------------------------              ---------------------------
                                                                                 %                                     %
(Dollars in thousands, except operating data)            1999        1998      Change         1999         1998      Change
                                                   ----------------------------------   ------------------------------------
Electric Lightwave, Inc.
Select Income Statement Data
Revenues
Dedicated services                                  $    15,818   $  10,102       57%    $    53,249    $  36,589       46%
Local dial tone services                                 22,370      14,389       55%         77,591       38,169      103%
Long distance service                                     4,111       6,076      -32%         26,698       12,309      117%
Enhanced services                                        11,796       3,149      275%         29,470       13,813      113%
Eliminations (1)                                           (602)       (796)                  (2,817)      (3,061)
Total revenues                                           53,493      32,920       62%        184,191       97,819       88%
Network access                                           16,302      19,568      -17%         79,947       50,957       57%
Gross margin                                             37,191      13,352      179%        104,244       46,862      122%
Depreciation and amortization                            11,338       5,248      116%         36,289       17,002      113%
Other operating expenses                                 45,998      33,201       39%        161,942      105,783       53%
Operating loss                                          (20,145)    (25,097)      20%        (93,987)     (75,923)     -24%
Special items (2)                                        (1,119)          -                   (1,672)           -
Operating loss including special items                  (21,264)    (25,097)      15%        (95,659)     (75,923)     -26%

EBITDA and Capital Expenditure Data
EBITDA (3)                                          $    (8,807)  $ (19,849)      56%    $   (57,698)   $ (58,921)       2%
Capital expenditures (4)                                 38,126      59,472      -36%        185,695      200,000       -7%
Free cash flow (5)                                      (46,933)    (79,321)      41%       (243,393)    (258,921)       6%

Select Balance Sheet Data
Total assets                                        $   775,234   $ 532,309       46%    $   775,234    $ 532,309       46%
Gross plant    - owned                                  771,947     528,582       46%        771,947      528,582       46%
               - leased                                 108,541     108,541        0%        108,541      108,541        0%
               - total                                  880,488     637,123       38%        880,488      637,123       38%

Operating Data
Route miles                                               4,052       3,091       31%          4,052        3,091       31%
Fiber miles                                             214,864     181,368       18%        214,864      181,368       18%
Customers                                                 2,371       1,644       44%          2,371        1,644       44%
Buildings connected                                         824         766        8%            824          766        8%
Employees                                                 1,167       1,090        7%          1,167        1,090        7%
Revenue per employee                                $    45,838   $  30,202       52%    $   157,833    $  89,742       76%
ELI public enterprise value  (6)                    $ 1,592,387   $ 716,098      122%    $ 1,592,387    $ 716,098      122%

(1) Eliminations reflect activity between ELI and the Company's Telecommunications operations.
(2) For 1999, special items include restructuring charges, separation costs and costs associated with an executive retirement agreement.
(3) Operating income excluding special items plus depreciation.
(4) Excludes non-cash capital lease additions of $60 million in 1999.
(5) EBITDA less capital expenditures.
(6) Common equity market capitalization plus market value of net debt.
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